UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 27, 2021

Exela Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 E. Grauwyler Road

Irving, TX 75061

(Address of principal executive offices) (Zip Code)

(844) 935-2832
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Exchange Offers

On October 27, 2021, Exela Intermediate LLC (the “Company”), a wholly-owned subsidiary of Exela Technologies, Inc., and Exela Finance, Inc. (the “Co-Issuer” and together with the Company, the “Issuers”), launched offers to exchange (the “Exchange Offers”) up to $225 million in cash and new 11.500% First-Priority Senior Secured Notes due 2026 for the Issuers’ outstanding 10.000% First-Priority Senior Secured Notes due 2023 (the “Old Notes”) and first lien term loans (the “Old Term Loans”), and a solicitation of consents to proposed amendments with respect to the Old Notes and the Old Term Loans (the “Consent Solicitations”).

The terms and conditions of the Exchange Offers and Consent Solicitations are set forth in the Issuers’ Confidential Offering Memorandum and Consent Solicitation Statement, dated October 27, 2021 relating to the Old Notes (the “Offering Memorandum”) and an exchange agreement relating to the Old Term Loans. A copy of the press release announcing the Exchange Offers and Consent Solicitations is included as Exhibit 99.1 to this report and is incorporated by reference herein.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated as of October 27, 2021, related to the Exchange Offers and Consent Solicitations.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELA TECHNOLOGIES, INC.

Date: October 27, 2021	By:	/s/ Erik Mengwall
Erik Mengwall Deputy General Counsel, Secretary